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                                                                    EXHIBIT 25.3

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM T-1

         STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939
                  OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                                 --------------

          CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
                          PURSUANT TO SECTION 305(b)(2) ___

                                 --------------

                            FIRST UNION NATIONAL BANK
                                (Name of Trustee)

                                                            22-1147033
   (Jurisdiction of Incorporation or                     (I.R.S. Employer
Organization if not a U.S. National Bank)               Identification No.)

 101 NORTHSIDE PLAZA, ELKTON, MARYLAND                         21921

(Address of Principal Executive Offices)                     (Zip Code)

                                 --------------

                                PXRE CORPORATION
                                (Name of Obligor)

           DELAWARE                                         06-1183996
   (State of Incorporation)                              (I.R.S. Employer
                                                        Identification No.)

399 THORNALL STREET, 14TH FLR., EDISON, NJ                     08837
 (Address of Principal Executive Offices)                    (Zip Code)

                                 --------------

          PXRE CORPORATION GUARANTEE WITH RESPECT TO CAPITAL SECURITIES
                         (Title of Indenture Securities)




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                                     GENERAL

ITEM 1.  GENERAL INFORMATION.

         Furnish the following information as to the trustee:

         (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISORY AUTHORITY TO WHICH IT IS SUBJECT:

                  Comptroller of the Currency, Washington, D.C.
                  Board of Governors of the Federal  Reserve  System,  New York,
                  N.Y.
                  Federal Deposit Insurance Corporation, Washington, D.C.

         (b)      WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

                  The Trustee is authorized to exercise corporate trust powers.

ITEM 2.  AFFILIATIONS WITH OBLIGOR.

         IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

         None

ITEM 3.  VOTING SECURITIES OF THE TRUSTEE.

         Not Applicable

ITEM 4.  TRUSTEESHIP UNDER OTHER INDENTURES:

         IF THE TRUSTEE IS A TRUSTEE UNDER ANOTHER INDENTURE UNDER WHICH ANY OTHER SECURITIES, OR CERTIFICATES OF INTEREST OR PARTICIPATION IN ANY OTHER SECURITIES, OF THE OBLIGOR ARE OUTSTANDING, FURNISH THE FOLLOWING INFORMATION:

        (a) TITLE OF THE SECURITIES OUTSTANDING UNDER EACH SUCH OTHER INDENTURE.

        Not Applicable

        (b) A BRIEF STATEMENT OF THE FACTS RELIED UPON AS A BASIS FOR THE CLAIM THAT NO CONFLICTING INTEREST WITHIN THE MEANING OF SECTION 310(b)(1) OF THE ACT ARISES AS A RESULT OF THE TRUSTEESHIP UNDER ANY SUCH OTHER INDENTURE, INCLUDING A STATEMENT AS TO HOW THE INDENTURE SECURITIES WILL RANK AS COMPARED WITH THE SECURITIES ISSUED UNDER SUCH OTHER INDENTURE.

         Not Applicable

ITEM 5. INTERLOCKING DIRECTORATES AND SIMILAR RELATIONSHIPS WITH THE OBLIGOR OR UNDERWRITERS.

         IF THE TRUSTEE OR ANY OF THE DIRECTORS OR EXECUTIVE OFFICERS OF THE TRUSTEE IS A DIRECTOR, OFFICER, PARTNER, EMPLOYEE, APPOINTEE, OR REPRESENTATIVE OF THE OBLIGOR OR OF ANY UNDERWRITER FOR THE OBLIGOR, IDENTIFY EACH SUCH PERSON HAVING ANY SUCH CONNECTION AND STATE THE NATURE OF EACH SUCH CONNECTION.

         Not Applicable




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ITEM 6. VOTING SECURITIES OF THE TRUSTEE OWNED BY THE OBLIGOR OR ITS OFFICIALS.

         FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF THE TRUSTEE OWNED BENEFICIALLY BY THE OBLIGOR AND EACH DIRECTOR, PARTNER AND EXECUTIVE OFFICER OF THE OBLIGOR.

-----------------------------------------------------------------------------------------------------------------------------------
         COL. A                             COL. B                              COL. C                         COL. D
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                            PERCENTAGE OF VOTING
                                                                                                           SECURITIES REPRESENTED
         NAME OF                          TITLE OF                           AMOUNT OWNED                    BY AMOUNT GIVEN IN
          OWNER                            CLASS                             BENEFICIALLY                         COL. C
-----------------------------------------------------------------------------------------------------------------------------------

         Not Applicable

ITEM 7.  VOTING  SECURITIES  OF THE TRUSTEE  OWNED BY  UNDERWRITERS  OR
         THEIR OFFICIALS.

                  FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF THE TRUSTEE OWNED BENEFICIALLY BY EACH UNDERWRITER FOR THE OBLIGOR AND EACH DIRECTOR, PARTNER, AND EXECUTIVE OFFICER OF EACH SUCH UNDERWRITER.

-----------------------------------------------------------------------------------------------------------------------------------
         COL. A                             COL. B                              COL. C                         COL. D
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                              PERCENTAGE OF
                                                                                                            VOTING SECURITIES
                                                                                                             REPRESENTED BY
         NAME OF                                                               AMOUNT OWNED                  AMOUNT GIVEN IN
          OWNER                        TITLE OF CLASS                          BENEFICIALLY                       COL. C
-----------------------------------------------------------------------------------------------------------------------------------

         Not Applicable

ITEM 8.  SECURITIES OF THE OBLIGOR OWNED OR HELD BY THE TRUSTEE.

         Furnish the following information as to securities of the obligor owned beneficially or held as collateral security for the obligations in default by the trustee.

         Not Applicable

ITEM 9.  SECURITIES OF THE UNDERWRITERS OWNED OR HELD BY THE TRUSTEE.

         IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT ANY SECURITIES OF AN UNDERWRITER FOR THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF SECURITIES OF SUCH UNDERWRITER ANY OF WHICH ARE SO OWNED OR HELD BY THE TRUSTEE.

                                        2




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

-----------------------------------------------------------------------------------------------------------------------------------
              COL. A                        COL. B                                  COL. C                         COL. D
-----------------------------------------------------------------------------------------------------------------------------------
                                                                            AMOUNT OWNED BENEFICIALLY          PERCENT OF CLASS
              NAME OF                                                        OR HELD AS COLLATERAL              REPRESENTED BY
             ISSUER AND                    AMOUNT                           SECURITY FOR OBLIGATIONS           AMOUNT GIVEN IN
           TITLE OF CLASS               OUTSTANDING                          IN DEFAULT BY TRUSTEE                 COL. C
-----------------------------------------------------------------------------------------------------------------------------------

         Not Applicable

ITEM 10. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF VOTING SECURITIES OF CERTAIN AFFILIATES OR SECURITY HOLDERS OF THE OBLIGOR.

         IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT VOTING SECURITIES OF A PERSON WHO, TO THE KNOWLEDGE OF THE TRUSTEE (1) OWNS 10 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR OR (2) IS AN AFFILIATE, OTHER THAN A SUBSIDIARY, OF THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF SUCH PERSON.

-----------------------------------------------------------------------------------------------------------------------------------
              COL. A                        COL. B                                  COL. C                         COL. D
-----------------------------------------------------------------------------------------------------------------------------------
                                                                            AMOUNT OWNED BENEFICIALLY          PERCENT OF VOTING
              NAME OF                                                         OR HELD AS COLLATERAL         SECURITIES REPRESENTED
             ISSUER AND                    AMOUNT                           SECURITY FOR OBLIGATIONS          BY AMOUNT GIVEN IN
           TITLE OF CLASS               OUTSTANDING                          IN DEFAULT BY TRUSTEE                 COL. C
-----------------------------------------------------------------------------------------------------------------------------------

         Not Applicable

ITEM 11. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF ANY SECURITIES OF A PERSON OWNING 50 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR.

         IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT ANY SECURITIES OF A PERSON WHO, TO THE KNOWLEDGE OF THE TRUSTEE, OWNS 50 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF SECURITIES OF SUCH PERSON ANY OF WHICH ARE SO OWNED OR HELD BY THE TRUSTEE.

-----------------------------------------------------------------------------------------------------------------------------------
              COL. A                        COL. B                                  COL. C                         COL. D
-----------------------------------------------------------------------------------------------------------------------------------
                                                                            AMOUNT OWNED BENEFICIALLY          PERCENT OF CLASS
              NAME OF                                                         OR HELD AS COLLATERAL             REPRESENTED BY
             ISSUER AND                    AMOUNT                           SECURITY FOR OBLIGATIONS           AMOUNT GIVEN IN
           TITLE OF CLASS                OUTSTANDING                          IN DEFAULT BY TRUSTEE                 COL. C
-----------------------------------------------------------------------------------------------------------------------------------

         Not Applicable

ITEM 12.  INDEBTEDNESS OF THE OBLIGOR TO THE TRUSTEE.

         EXCEPT AS NOTED IN THE INSTRUCTIONS, IF THE OBLIGOR IS INDEBTED TO THE TRUSTEE, FURNISH THE FOLLOWING INFORMATION:

-------------------------------------------------------------------------------------------
              COL. A                        COL. B                      COL. C
-------------------------------------------------------------------------------------------
       NATURE OF INDEBTEDNESS        AMOUNT OUTSTANDING                DATE DUE
-------------------------------------------------------------------------------------------

         Not  Applicable

                                        3




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ITEM 13.  DEFAULTS BY THE OBLIGOR.

         (a) STATE WHETHER THERE IS OR HAS BEEN A DEFAULT WITH RESPECT TO THE SECURITIES UNDER THIS INDENTURE. EXPLAIN THE NATURE OF ANY SUCH DEFAULT.

         None

         (b) IF THE TRUSTEE IS A TRUSTEE UNDER ANOTHER INDENTURE UNDER WHICH ANY OTHER SECURITIES, OR CERTIFICATES OF INTEREST OR PARTICIPATION IN ANY OTHER SECURITIES, OF THE OBLIGOR ARE OUTSTANDING, OR IS TRUSTEE FOR MORE THAN ONE OUTSTANDING SERIES OF SECURITIES UNDER THE INDENTURE, STATE WHETHER THERE HAS BEEN DEFAULT UNDER ANY SUCH INDENTURE OR SERIES, IDENTIFY THE INDENTURE OR SERIES AFFECTED, AND EXPLAIN THE NATURE OF ANY SUCH DEFAULT.

         None

ITEM 14.  AFFILIATIONS WITH THE UNDERWRITERS.

         IF ANY UNDERWRITER IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

         Not Applicable

ITEM 15.  FOREIGN TRUSTEE.

         IDENTIFY THE ORDER OR RULE PURSUANT TO WHICH THE FOREIGN TRUSTEE IS AUTHORIZED TO ACT AS SOLE TRUSTEE UNDER INDENTURES QUALIFIED OR TO BE QUALIFIED UNDER THE ACT.

         Not Applicable

ITEM 16.  LISTS OF EXHIBITS.


         1*       -COPY OF ARTICLES OF ASSOCIATION OF THE TRUSTEE AS NOW IN EFFECT.
         2        -NO CERTIFICATE OF AUTHORITY OF THE TRUSTEE TO COMMENCE BUSINESS IS FURNISHED
                   SINCE THIS AUTHORITY IS CONTAINED IN THE ARTICLES OF ASSOCIATION OF THE TRUSTEE.
         3*       -COPY OF THE AUTHORIZATION OF THE TRUSTEE TO EXERCISE CORPORATE TRUST POWERS.
         4*       -COPY OF THE EXISTING BY-LAWS OF THE TRUSTEE, AS NOW IN EFFECT.
         5        -NOT APPLICABLE.
         6*       -THE CONSENT OF THE TRUSTEE REQUIRED BY SECTION 321 (b) OF THE ACT.
         7        -A COPY OF THE LATEST REPORT OF CONDITION OF THE TRUSTEE PUBLISHED PURSUANT TO THE
                   LAW OR THE REQUIREMENTS OF ITS SUPERVISING OR EXAMINING AUTHORITY.
         8        -NOT APPLICABLE
         9        -NOT APPLICABLE

----------------
*EXHIBITS THUS DESIGNATED HAVE HERETOFORE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, HAVE NOT BEEN AMENDED SINCE FILING AND ARE INCORPORATED HEREIN BY REFERENCE (SEE EXHIBIT T-1 REGISTRATION NUMBER 22-13279).

         IN ANSWERING ANY ITEM IN THIS STATEMENT OF ELIGIBILITY AND QUALIFICATION WHICH RELATES TO MATTERS PECULIARLY WITHIN THE KNOWLEDGE OF THE OBLIGOR OR OF ITS DIRECTORS OR OFFICERS, OR AN UNDERWRITER FOR THE OBLIGOR, THE UNDERSIGNED, FIRST UNION NATIONAL BANK, HAS RELIED UPON INFORMATION FURNISHED TO IT BY THE OBLIGOR OR SUCH UNDERWRITER.

                                        4




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                                    SIGNATURE

         PURSUANT TO THE REQUIREMENTS OF THE TRUST INDENTURE ACT OF 1939 THE TRUSTEE, FIRST UNION NATIONAL BANK, A NATIONAL BANKING ASSOCIATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE UNITED STATES, HAS DULY CAUSED THIS STATEMENT OF ELIGIBILITY TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, ALL IN THE CITY OF NEWARK, AND STATE OF NEW JERSEY, ON THE 2ND DAY OF APRIL, 1997.

                                            FIRST UNION NATIONAL BANK

                                            (TRUSTEE)

(CORPORATE SEAL)

                                            BY: /S/RICK BARNES
                                                -----------------------------
                                                   ASSISTANT VICE PRESIDENT

                                        5




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                                   EXHIBIT T-7
                               REPORT OF CONDITION

Consolidating domestic and foreign subsidiaries of the First Union National Bank of Elkton in the State of Maryland, at the close of business on December 31, 1996, published in response to call made by Comptroller of the Currency, under title 12, United States Code, Section 161. Charter Number 33869 Comptroller of the Currency Northeastern District.

STATEMENT OF RESOURCES AND LIABILITIES

                                        ASSETS
                                                                      Thousands of Dollars
                                                                      --------------------
Cash and balance due from depository institutions:
  Noninterest-bearing balances and currency and coin.................     1,835,479
  Interest-bearing balances..........................................        83,025
Securities...........................................................     /////////
  Hold-to-maturity securities........................................       431,623
  Available-for-sale securities......................................     2,429,818
Federal funds sold and securities purchased under agreements             //////////
  to resell in domestic offices of the bank and of its                   //////////
  Edge and Agreement subsidiaries, and in IBFs:                          //////////
  Federal funds sold.................................................       998,987
  Securities purchased under agreements to resell....................       465,602
Loans and lease financing receivables:
  Loan and leases, net of unearned income............................    19,495,582
  LESS: Allowance for loan and lease losses..........................       258,533
  LESS: Allocated transfer risk reserve..............................             0
  Loans and leases, net of unearned income, allowance, and
  reserve............................................................    19,237,049
Assets held in trading accounts......................................             0
Premises and fixed assets (including capitalized leases).............       395,941
Other real estate owned..............................................        49,984
Investment in unconsolidated subsidiaries and associated                 //////////
 companies...........................................................        26,336
Customer's liability to this bank on acceptances outstanding.........        44,524
Intangible assets....................................................       398,568
Other assets.........................................................       731,433
Total assets.........................................................    27,128,369

                                         LIABILITIES

Deposits:
  In domestic offices................................................    21,604,197
  Noninterest-bearing................................................     4,512,791
  Interest-bearing...................................................    17,091,406
  In foreign offices, Edge and Agreement subsidiaries,
  and IBFs...........................................................       390,835
  Noninterest-bearing................................................            70
  Interest-bearing...................................................       390,765
Federal funds purchased and securities sold under agreements              /////////
  to repurchase in domestic offices of the bank and of its                /////////
  Edge and Agreement subsidiaries, and IBFs:                              /////////
  Federal fund purchased.............................................       305,422
  Securities sold under agreements to repurchase.....................     1,308,107
Demand notes issued to the U.S. Treasury.............................        99,992
Trading liabilities..................................................             0
Other borrowed money:                                                     /////////
  With original maturity of one year or less.........................         8,000
  With original maturity of more than one year.......................         9,532
Mortgage indebtedness and obligations under capitalized leases.......         6,149
Bank's liability on acceptances executed and outstanding.............        45,252
Subordinated notes and debentures....................................       475,000
Other liabilities....................................................       656,346
Total liabilities....................................................    24,908,832
Limited-life preferred stock and related surplus.....................             0




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


                           EQUITY CAPITAL

Perpetual preferred stock and related surplus...................      160,540
Common Stock....................................................      452,156
Surplus.........................................................    1,300,080
Undivided profits and capital reserves..........................      318,243
Net unrealized holding gains (losses) on available-for-sale         /////////
 securities.....................................................      (11,482)
Cumulative foreign currency translation adjustments.............            0
Total equity capital............................................    2,219,537
Total liabilities, limited-life preferred stock and equity         //////////
  capital.......................................................   27,128,369

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